                                                                   EXHIBIT 99.n9

                               AMENDMENT NO. 8 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                                       OF

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS AMENDMENT NO. 8 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 24th day of February,  2005, by each of the above named corporations (the
"Issuers").  Capitalized  terms not  otherwise  defined  herein  shall  have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of September 3, 2002, as amended  December 31, 2002,  August
29, 2003, February 27, 2004, May 1, 2004, August 1, 2004, September 30, 2004 and
November 17, 2004 (the "Plan"); and

     WHEREAS,  American Century Investment Trust has add a new series, Inflation
Protection Bond Fund ("New Fund"), offering multiple classes; and

     WHEREAS,  American Century  Strategic Asset  Allocations,  Inc. has added R class for Strategic  Allocation:  Conservative  Fund and  Strategic  Allocation:
Aggressive Fund ("New Classes"); and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of the New Fund and New Classes;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Amended and Restated Multiple Class Plan, as amended by Amendment No. 8

     3. In the event of a conflict  between the terms of this Amendment No.8 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 8 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the  provisions of the Plan have not been amended by this Amendment No. 8 the parties hereby confirm and ratify the Plan.

                                       1

     4. This Amendment No. 8 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 8 as of the date first above written.

                       AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                       AMERICAN CENTURY GOVERNMENT INCOME TRUST
                       AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                       AMERICAN CENTURY INVESTMENT TRUST
                       AMERICAN CENTURY MUNICIPAL TRUST
                       AMERICAN CENTURY TARGET MATURITIES TRUST
                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                       AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                       AMERICAN CENTURY STRATEGIC ASSET
                          ALLOCATIONS, INC.
                       AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                       By:      /s/ Charles A. Etherington
                                -----------------------------------------
                       Name:    Charles A. Etherington
                       Title:   Vice President

                                       2

                                                     SCHEDULE A

                               COMPANIES AND FUNDS COVERED BY THIS MULTICLASS PLAN

----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
                                                INVESTOR INSTITU- ADVISOR    A       B        C     C CLASS   R
           FIXED INCOME FUNDS                     CLASS   TIONAL   CLASS   CLASS   CLASS    CLASS     II     CLASS
                                                           CLASS
----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
AMERICAN CENTURY CALIFORNIA TAX-FREE
  AND MUNICIPAL FUNDS
>>  California High-Yield Municipal Fund          Yes       No      No      Yes     Yes      Yes      Yes      No
>>  California Tax-Free Money Market Fund         Yes       No      No      No      No       No       No       No
>>  California Intermediate-Term Tax-Free Fund    Yes       No      No      No      No       No       No       No
>>  California Long-Term Tax-Free Fund            Yes       No      No      No      No       No       No       No
>>  California Limited-Term Tax-Free Fund         Yes       No      No      No      No       No       No       No
----------------------------------------------- -------- -------- -------  ------- ------- -------- -------- --------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Ginnie Mae Fund                               Yes       No      Yes     No      No       Yes      No       No
>>  Government Agency Money Market Fund           Yes       No      Yes     No      No       No       No       No
>>  Government Bond Fund                          Yes       No      Yes     No      No       No       No       No
>>  Short-Term Government Fund                    Yes       No      Yes     No      No       No       No       No
>>  Capital Preservation Fund                     Yes       No      No      No      No       No       No       No
>>  Inflation-Adjusted Bond Fund                  Yes       Yes     Yes     No      No       No       No       No
>>  Inflation Protection Bond Fund                Yes       Yes     No      Yes     Yes      Yes      No       Yes
----------------------------------------------- -------- -------- -------  ------- ------- -------- -------- --------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>  International Bond Fund                       Yes       Yes     Yes     No      No       No       No       No
----------------------------------------------- -------- -------- -------  ------- ------- -------- -------- --------
AMERICAN CENTURY INVESTMENT TRUST
>>  Diversified Bond Fund                         Yes       Yes     Yes     Yes     Yes      Yes      Yes      No
>>  Premium Money Market Fund                     Yes       No      No      No      No       No       No       No
>>  Prime Money Market Fund                       Yes       No      Yes     Yes     Yes      Yes      Yes      No
>>  High-Yield Fund                               Yes       Yes     Yes     Yes     Yes      Yes      Yes      No
----------------------------------------------- -------- -------- -------  ------- ------- -------- -------- --------
AMERICAN CENTURY MUNICIPAL TRUST
>>  Arizona Municipal Bond Fund                   Yes       No      No      Yes     Yes      Yes      No       No
>>  Florida Municipal Bond Fund                   Yes       No      No      Yes     Yes      Yes      No       No
>>  High-Yield Municipal Fund                     Yes       No      No      Yes     Yes      Yes      Yes      No
>>  Tax-Free Bond Fund                            Yes       Yes     No      No      No       No       No       No
>>  Tax-Free Money Market Fund                    Yes       No      No      No      No       No       No       No
----------------------------------------------- -------- -------- -------  ------- ------- -------- -------- --------
AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2005 Fund                              Yes       No      Yes     No      No       No       No       No
>>  Target 2010 Fund                              Yes       No      Yes     No      No       No       No       No
>>  Target 2015 Fund                              Yes       No      Yes     No      No       No       No       No
>>  Target 2020 Fund                              Yes       No      Yes     No      No       No       No       No
>>  Target 2025 Fund                              Yes       No      Yes     No      No       No       No       No
>>  Target 2030 Fund                              Yes       No      Yes     No      No       Yes      No       No
----------------------------------------------- -------- -------- -------  ------- ------- -------- -------- --------

----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
                                                INVESTOR INSTITU- ADVISOR    A       B        C     C CLASS   R
           FIXED INCOME FUNDS                     CLASS   TIONAL   CLASS   CLASS   CLASS    CLASS     II     CLASS
                                                           CLASS
----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
AMERICAN CENTURY QUANTITATIVE
  EQUITY FUNDS, INC.
>>  Equity Growth Fund                            Yes       Yes     Yes     No      No       Yes      No       No
>>  Income & Growth Fund                          Yes       Yes     Yes     No      No       Yes      No       Yes
>>  Global Gold Fund                              Yes       No      Yes     No      No       No       No       No
>>  Small Company Fund                            Yes       Yes     Yes     No      No       No       No       Yes
>>  Utilities Fund                                Yes       No      Yes     No      No       No       No       No
----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund                            Yes       Yes     Yes     No      No       Yes      No       Yes
>>  Value Fund                                    Yes       Yes     Yes     Yes     Yes      Yes      Yes      No
>>  Real Estate Fund                              Yes       Yes     Yes     No      No       No       No       No
>>  Small Cap Value Fund                          Yes       Yes     Yes     No      No       Yes      No       No
>>  Equity Index Fund                             Yes       Yes     No      No      No       No       No       No
>>  Large Company Value Fund                      Yes       Yes     Yes     Yes     Yes      Yes      Yes      Yes
>>  Mid Cap Value Fund                            Yes       Yes     Yes     No      No       No       No       No
----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                 Yes       Yes     Yes     No      No       No       No       No
>>  Growth Fund                                   Yes       Yes     Yes     No      No       Yes      No       Yes
>>  Heritage Fund                                 Yes       Yes     Yes     No      No       Yes      No       No
>>  Select Fund                                   Yes       Yes     Yes     Yes     Yes      Yes      Yes      No
>>  Ultra Fund                                    Yes       Yes     Yes     No      No       Yes      No       Yes
>>  Veedot Fund                                   Yes       Yes     Yes     No      No       No       No       No
>>  Vista Fund                                    Yes       Yes     Yes     No      No       Yes      No       No
>>  Giftrust Fund                                 Yes       No      No      No      No       No       No       No
>>  New Opportunities Fund                        Yes       No      No      No      No       No       No       No
>>  Capital Value Fund                            Yes       Yes     Yes     No      No       No       No       No
>>  Veedot Large-Cap Fund                         Yes       Yes     Yes     No      No       No       No       No
>>  New Opportunities II Fund                     Yes       Yes     No      Yes     Yes      Yes      Yes      No
>>  Capital Growth Fund                           No        No      No      Yes     Yes      Yes      No       No
>>  Fundamental Equity Fund                       No        No      No      Yes     Yes      Yes      No       No
----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
American Century Strategic Asset
  Allocations, Inc.
>>  Strategic Allocation: Aggressive Fund         Yes       Yes     Yes     Yes     Yes      Yes      No       Yes
>>  Strategic Allocation: Conservative Fund       Yes       Yes     Yes     Yes     Yes      Yes      No       Yes
>>  Strategic Allocation: Moderate Fund           Yes       Yes     Yes     Yes     Yes      Yes      No       Yes
>>  Newton Fund                                   Yes       No      No      No      No       No       No       No
----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------

----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
                                                INVESTOR INSTITU- ADVISOR    A       B        C     C CLASS   R
           FIXED INCOME FUNDS                     CLASS   TIONAL   CLASS   CLASS   CLASS    CLASS     II     CLASS
                                                           CLASS
----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund                         Yes       Yes     Yes     No      No       Yes      No       No
>>  Global Growth Fund                            Yes       Yes     Yes     No      No       Yes      No       No
>>  International Growth Fund                     Yes       Yes     Yes     Yes     Yes      Yes      Yes      Yes
>>  International Discovery Fund                  Yes       Yes     Yes     No      No       No       No       No
>>  Life Sciences Fund                            Yes       Yes     Yes     No      No       Yes      No       No
>>  Technology Fund                               Yes       Yes     Yes     No      No       Yes      No       No
>>  International Opportunities Fund              Yes       Yes     No      No      No       No       No       No
>>  European Growth Fund                          Yes       Yes     Yes     No      No       Yes      No       No
----------------------------------------------- -------- -------- ------- ------- ------- -------- -------- --------